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                                                                    Exhibit 23

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the incorporation by reference in this Annual Report (Form 10-K) of Advanced Micro Devices, Inc. of our report dated January 9, 2001 with respect to the consolidated financial statements of Advanced Micro Devices, Inc. included in the 2000 Annual Report to Stockholders of Advanced Micro Devices, Inc.

   Our audits also included the financial statement schedule of Advanced Micro Devices, Inc. listed in Item 14(a). This schedule is the responsibility of the management of Advanced Micro Devices, Inc. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

   We also consent to the incorporation by reference in the following Registration Statements of our report dated January 9, 2001 with respect to the consolidated financial statements incorporated herein by reference, and our report included in the preceding paragraph with respect to the financial statement schedule included in this Annual Report (Form 10-K) of Advanced Micro Devices, Inc.:

  . Registration Statement on Form S-8 (No. 33-16095) pertaining to the Advanced Micro Devices, Inc. 1987 Restricted Stock Award Plan;

  . Registration Statements on Forms S-8 (Nos. 33-39747, 333-33855 and 333-77495) pertaining to the Advanced Micro Devices, Inc. 1991 Employee Stock Purchase Plan;

  . Registration Statements on Forms S-8 (Nos. 33-10319, 33-26266, 33-36596 and 33-46578) pertaining to the Advanced Micro Devices, Inc. 1982 and 1986 Stock Option Plans and the 1980 and 1986 Stock Appreciation Rights Plans;

  . Registration Statements on Forms S-8 (Nos. 33-46577 and 33-55107) pertaining to the Advanced Micro Devices, Inc. 1992 Stock Incentive Plan;

  . Registration Statement on Form S-8 (No. 333-00969) pertaining to the Advanced Micro Devices, Inc. 1991 Employee Stock Purchase Plan and to the 1995 Stock Plan of NexGen, Inc.;

  . Registration Statements on Forms S-8 (Nos. 333-04797 and 333-57525) pertaining to the Advanced Micro Devices, Inc. 1996 Stock Incentive Plan;

  . Registration Statement on Form S-8 (No. 333-68005) pertaining to the Advanced Micro Devices, Inc. 1998 Stock Incentive Plan;

  . Registration Statement on Form S-8 (No. 333-40030) pertaining to the Advanced Micro Devices, Inc. 1996 Stock Incentive Plan and the Advanced Micro Devices, Inc. 2000 Employee Stock Purchase Plan;

  . Registration Statement on Form S-8 (No. 333-55052) pertaining to the Advanced Micro Devices, Inc. 2000 Stock Incentive Plan;

  . Registration Statement on Form S-3 (No. 333-47243), as amended, pertaining to debt securities, preferred stock, common stock, equity warrants and debt warrants issued or issuable by Advanced Micro Devices, Inc.;

  . Registration Statement on Form S-3 (No. 333-45346) pertaining to debt securities, preferred stock, common stock, equity warrants and debt warrants issued or issuable by Advanced Micro Devices, Inc.;

  . Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (No. 33-95888-99) pertaining to the 1995 Stock Plan of NexGen, Inc. and the NexGen, Inc. 1987 Employee Stock Plan;

  . Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (No. 33-92688-99) pertaining to the 1995 Employee Stock Purchase Plan of NexGen, Inc.;

  . Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement on Form S-4 (No. 33-64911) pertaining to the 1995 Employee Stock Purchase Plan of NexGen, Inc., the 1995 Stock Plan of NexGen, Inc. and the NexGen, Inc. 1987 Employee Stock Plan; and

  . Post-Effective Amendment No. 2 on Form S-3 to the Registration Statement on Form S-4 (No. 33-64911) pertaining to common stock issuable to certain warrantholders

                                          /s/ Ernst & Young LLP

San Jose, California
March 15, 2001